SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2004

Group 1 Automotive, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-13461	76-0506313
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

950 Echo Lane, Suite 100
Houston, Texas 77024
(Address of principal executive offices) (Zip code)

(713) 647-5700
(Registrant’s telephone number including area code)

Item 5. Other Events

     On June 29, 2004, Group 1 Automotive, Inc., a Delaware corporation (the “Company”), announced that it had expanded its revolving credit facility. A copy of the press release is attached hereto as Exhibit 99.1. The portion of the press release entitled “Revolving Credit Facility” is incorporated in this Item 5 by reference.

Item 7. Financial Statements and Exhibits

   (c) Exhibits

99.1	Press Release of Group 1 Automotive, Inc. dated as of July 29, 2004.

Item 12. Results of Operations and Financial Condition

     On July 29, 2004, the Company announced its financial results for the second quarter ended June 30, 2004. On July 29, 2004, the Company issued a press release relating to such financial results. A copy of the press release is attached hereto as Exhibit 99.1. The press release (other than the portions of the press release entitled “Revolving Credit Facility” and “Acquisition Update”) are incorporated in this Item 12 by reference.

     As provided in General Instructions B.6 of Form 8-K, the information in this Item 12 (including the portion of the press release attached hereto as Exhibit 99.1 incorporated by reference in this Item 12) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.

July 29, 2004	By:	/s/ Robert T. Ray

Date		Robert T. Ray, Senior Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Group 1 Automotive, Inc. dated as of July 29, 2004.